SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 6, 2002
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                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
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



ITEM 5. OTHER EVENTS

      On August 6, 2002, General Motors Corporation (GM) announced it would endorse new corporate accountability initiatives. The announcement is as follows:

   GM Endorses New Corporate Accountability Initiatives

   Employee stock options to be expensed beginning in 2003
   CEO, CFO plan to certify SEC filings unconditionally by Aug. 14 Board Governance Guidelines in place since 1994


DETROIT - General Motors, long recognized as a leader in good corporate governance practices, today said it will unconditionally comply with the new Securities and Exchange Commission (SEC) requirement for key officers to certify its financial reporting, and will expense options granted to employees beginning January 2003. The company today also endorsed the new Corporate Accountability and Listing Standards approved by the New York Stock Exchange (NYSE) and expressed support for the Sarbanes/Oxley Act recently signed into law.

"The GM Board of Directors, which provides active oversight on behalf of stockholders, has been a leader in defining and adopting corporate governance standards," said GM Chairman Jack Smith. The GM Board adopted its Corporate Governance Guidelines in 1994.

The GM Board of Directors is composed of 12 members, 10 of whom are independent directors. The GM Board's Audit Committee, Executive Compensation Committee, and Committee on Director Affairs are composed solely of independent directors. The appointment of GM's independent outside auditor, Deloitte & Touche, is ratified annually by GM stockholders.

"No single action is enough to restore investor confidence in this current climate of concern over corporate accountability," said GM President and Chief Executive Officer Rick Wagoner. "We have to earn investor confidence day in and day out by running our business with integrity and honesty. We have worked hard over the years at General Motors to set the right tone at the top. We have a healthy system of appropriate checks and balances, and we've placed a priority on clear, consistent and truthful communication about our performance.

"GM has a long practice of conservative accounting and accurate reporting of our financial condition and performance - and we look forward to this opportunity to enhance that tradition," he said.

Wagoner and GM Vice Chairman and Chief Financial Officer John Devine plan to file unqualified sworn statements with the SEC next week, affirming the veracity of GM's SEC filings this year, including its 2001 Annual Report on Form 10-K, first and second quarter 2002 Form 10-Qs, and numerous Form 8-Ks. These statements will be filed following a new internal certification process to take a second look at GM's SEC filings this year and to affirm their adequacy and accuracy. The new certification process was reviewed by the GM Board's audit committee on Monday.

General Motors recently augmented its internal processes for financial controls in support of the personal certification statements to be filed by Wagoner and Devine.

"We started with an excellent process for ensuring rigor and integrity in our accounting and auditing practices at General Motors. This year, we are adding even more clarity and control to make sure that there is complete understanding throughout the organization of the expectation of appropriate behavior and thorough, truthful disclosure," said Devine.


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GM will expense the fair market value of stock options granted to employees beginning in January 2003, under guidelines of the Financial Accounting Standards Board (FASB) rule, SFAS No. 123. In 2003, GM expects the expense associated with stock options will be about $85 million, or $0.15 per share of GM $1-2/3 par value common stock for the year. SFAS No. 123 calls for amortizing the expense of options over their vesting period. The full cost of GM's annual option grants would grow to about $130 million, or $0.24 per share, in the year 2005.

Since 1997, GM has included information about the cost of options in its annual report. Stock options are currently held by approximately 53,000 GM employees worldwide, who received them as part of a compensation program focused on improving the company's long-term business and financial performance.

"While we are enthusiastic about taking steps such as this to restore investor confidence in business, it is important to point out that current valuation methods available for expensing stock options are not ideal. We urge the accounting community and regulators to improve valuation methodologies to find a more accurate way to determine the value of stock options. We continue to believe stock options are an appropriate and valuable part of compensation that encourages employees to focus on shareholder return," Devine said.

GM has had a stock ownership policy for senior executives since 1993 as a way to reinforce the link between interests of executives and stockholders. The policy requires that all corporate officers and other senior executives own a significant amount of stock. For example, the chairman, president and CEO, and vice chairmen must hold GM stock equivalent in value to five times their base salary. In all, about 450 executives are subject to stock ownership requirements ranging from one to five times their base salary.

GM today expressed support of initiatives for corporate accountability reform, such as the NYSE's proposed new Corporate Accountability and Listing Standards and the Sarbanes/Oxley Act.

"We believe that these standards, applied universally to the companies that trade on the exchange or conduct business in the United States, will go a long way toward achieving the objective of enhancing accountability, integrity and transparency," Wagoner said. General Motors (NYSE: GM), the world's largest vehicle manufacturer, designs, builds and markets cars and trucks worldwide, and has been the global automotive sales leader since 1931. GM employs about 355,000 people around the world. More information on GM can be found at www.gm.com.

GM Corporate Governance Guidelines can be viewed at the website: www.gm.com/ company/investor_information/stockholder_info/corp_gov/guidelines.htm.

The NYSE's guidelines can be viewed on its website:
www.nyse.com/pdfs/corp_govreport.pdf.


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In this press release and related comments by General Motors management, our use of the words "outlook," "expect," "anticipate," "estimate," "forecast," "project," "likely," "objective," "plan," "designed," "goal," "target," and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel or interruptions in transportation systems, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    August 6, 2002
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                                       By
                                            s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)



















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